W. CRAIG GAINES
CONSULTING PETROLEUM ENGINEER
PO BOX 702038
TULSA, OKLAHOMA 74170
405-922-1253
craig@craiggaines.com

January 23, 2013

Ring Energy, Inc.
6555 South Lewis Street
Tulsa, Oklahoma 74136

SEC reserve appraisal of certain Ring Energy, Inc. oil and gas properties in Kansas at December 31, 2012

Gentlemen,

This is an evaluation of certain Ring Energy, Inc. oil and gas properties in Finney and Gray Counties, Kansas at an effective date of December 31, 2012 or the beginning of January 1, 2013 using SEC criteria. Economic summaries by reserve category, individual property cash flows, and individual property production curves are attached.

The results of this evaluation for the appraised net interests are as follows:

Undeveloped	MBO	MMCF	(6:1) MBOE	CASHFLOW $M	PW10% $M	FUTURE INVESTMENT $M
Proved Producing	**0**	**23**	**4**	**24**	**23**	**0**
Proved Undeveloped	**102**	**0**	**102**	**4,582**	**2,209**	**1,995**
Proved (1P)	**102**	**23**	**106**	**4,606**	**2,232**	**1,995**

Note: some sums differ due to rounding.

ECONOMICS
Working interests and net revenue interests were supplied by Ring Energy, Inc. Investment costs of $700,000 per gross Mississippi vertical well were used. Operating costs were based on actual operating costs in the area or on the properties and held constant for the life of the properties. No plugging costs or salvage was used in this analysis. Product prices were based on historic averages of actual prices on the properties or nearby properties.

RESERVE ANALYSIS
Proved developed producing reserves were based on extrapolation of established production for four gas wells (see attached). Proved undeveloped Mississippi oil reserves (see attached) were based on three 40-acre locations directly offsetting established Mississippi oil production using analogy.

These are estimates based on information reviewed and effective at the date of this report and subject to revision as dictated by results and operations. These estimates are believed to be reasonable based on available information and accepted engineering and geological analysis.

Respectfully submitted,

W. Craig Gaines
Petroleum Engineer

Date: 1/23/2013

SUMMARY PROVED

Time: 6:53 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Summary Lease Report

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
12/2013	1	7,186	28,862	5,461	23,090	88.72	1.35	515,701
12/2014	3	16,668	0	12,668	0	88.72	0.00	1,123,869
12/2015	3	14,417	0	10,957	0	88.72	0.00	972,085
12/2016	3	12,761	0	9,698	0	88.72	0.00	860,429
12/2017	3	11,235	0	8,538	0	88.72	0.00	757,512
12/2018	3	9,891	0	7,517	0	88.72	0.00	666,907
12/2019	3	8,708	0	6,618	0	88.72	0.00	587,141
12/2020	3	7,666	0	5,826	0	88.72	0.00	516,918
12/2021	3	6,749	0	5,130	0	88.72	0.00	455,094
12/2022	3	5,942	0	4,516	0	88.72	0.00	400,666
12/2023	3	5,232	0	3,976	0	88.72	0.00	352,748
12/2024	3	4,606	0	3,500	0	88.72	0.00	310,563
12/2025	3	4,055	0	3,082	0	88.72	0.00	273,423
12/2026	3	3,570	0	2,713	0	88.72	0.00	240,725
12/2027	3	3,143	0	2,389	0	88.72	0.00	211,938
Remainder:		12,293	0	9,343	0	88.72	0.00	828,905
Grand Total:		134,122	28,862	101,933	23,090	88.72	1.35	9,074,626

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2013	33,092	41,759	440,851	1,995,000	-1,554,149	-1,554,149	-1,450,181
12/2014	85,500	91,066	947,303	0	947,303	-606,846	819,691
12/2015	85,500	78,767	807,818	0	807,818	200,972	634,869
12/2016	85,500	69,720	705,209	0	705,209	906,182	503,931
12/2017	85,500	61,381	610,632	0	610,632	1,516,813	396,687
12/2018	85,500	54,039	527,368	0	527,368	2,044,182	311,458
12/2019	85,500	47,576	454,066	0	454,066	2,498,248	243,794
12/2020	85,500	41,885	389,532	0	389,532	2,887,780	190,138
12/2021	85,500	36,876	332,718	0	332,718	3,220,498	147,647
12/2022	85,500	32,466	282,700	0	282,700	3,503,198	114,052
12/2023	85,500	28,583	238,666	0	238,666	3,741,864	87,538
12/2024	85,500	25,165	199,898	0	199,898	3,941,762	66,658
12/2025	85,500	22,155	165,767	0	165,767	4,107,529	50,256
12/2026	85,500	19,506	135,719	0	135,719	4,243,249	37,410
12/2027	85,500	17,173	109,265	0	109,265	4,352,514	27,384
Remainder:	508,250	67,165	253,490	0	253,490	4,606,004	51,042
Grand Total:	1,738,342	735,281	6,601,004	1,995,000	4,606,004	4,606,004	2,232,374

Discount Present Worth:

0.00 %	4,606,004
10.00 %	2,232,374
20.00 %	1,163,802
30.00 %	596,312
40.00 %	260,748
50.00 %	47,541
60.00 %	-94,812
70.00 %	-193,244
80.00 %	-263,017
90.00 %	-313,332
100.00 %	-350,013

Economic Dates:

Effective Date	01/2013
Calculated Limit	03/2034
Economic Life	255 Months
	21 Years 3 Months

Economics Information:

Net Payout Date:	01/2013
Rate of Return:	52.93 %
Return on Investment:	3.31
Disc Return on Invest:	2.20

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	134,122	303,239
Historic Gross	0	271,127
Gross at Eff Date	0	274,376
Remaining Gross	134,122	28,862
Remaining Net	101,933	23,090

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:52 PM

Summary Lease Report



RING ENERGY, INC.
TOTAL KANSAS PROVED
FINNEY AND GRAY COUNTY, KANSAS
Monthly Rate
10,000
1,000
100
10
2008
2012
2016
2020
2024
2028
2032
2036
2040
Time

Economic Limit: 03/2034
Economic Life: 255 mo
Future Net Revenue: $4,606,004
Present Worth: $2,232,374
Rate of Return: 52.930 %
Return on Invest: 3.31
Payout Date: n/a

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 39 bbl
Rem Oil (Decline): 134,122 bbl
Ult Oil (Decline): 134,122 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 3,194 mcf
Gas at Economic Limit: 0 mcf
Rem Gas (Decline): 28,862 mcf
Ult Gas (Decline): 303,239 mcf
Gas Decline at Eff Date: 18.63 %
Cum Gas at Eff Date: 274,376 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl

Date: 1/23/2013 SUMMARY PROVED DEVELOPED PRODUCING Time: 6:42 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Summary Lease Report

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
12/2013	0	0	28,862	0	23,090	0.00	1.35	31,171
Grand Total:		0	28,862	0	23,090	0.00	1.35	31,171

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2013	4,592	2,498	24,082	0	24,082	24,082	23,250
Grand Total:	4,592	2,498	24,082	0	24,082	24,082	23,250

Discount Present Worth:

0.00 %	24,082
10.00 %	23,250
20.00 %	22,523
30.00 %	21,879
40.00 %	21,304
50.00 %	20,787
60.00 %	20,317
70.00 %	19,888
80.00 %	19,495
90.00 %	19,132
100.00 %	18,795

Economic Dates:

Effective Date	01/2013
Calculated Limit	12/2013
Economic Life	12 Months
	1 Year 0 Months

Economics Information:

Net Payout Date:	01/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	0	303,239
Historic Gross	0	271,127
Gross at Eff Date	0	274,376
Remaining Gross	0	28,862
Remaining Net	0	23,090

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:43 PM

Summary Lease Report



RING ENERGY, INC.
TOTAL KANSAS PROVED DEVELOPED PRODUCING
FINNEY AND GRAY COUNTY, KANSAS
Monthly Rate
10,000
1,000
100
2008
2009
2010
2011
2012
2013
2014
2015
Time

Economic Limit: 12/2013
Economic Life: 12 mo
Future Net Revenue: $24,082
Present Worth: $23,250
Rate of Return: >100 %
Return on Invest: 0.00
Payout Date: n/a

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 0 bbl
Rem Oil (Decline): 0 bbl
Ult Oil (Decline): 0 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 3,194 mcf
Gas at Economic Limit: 1,164 mcf
Rem Gas (Decline): 28,862 mcf
Ult Gas (Decline): 303,239 mcf
Gas Decline at Eff Date: 18.63 %
Cum Gas at Eff Date: 274,376 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl

Date: 1/23/2013 Time: 6:41 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Lease Name: A & S NO. 1-27 ()
County, ST: FINNEY, KS
Location: 27S-31W-25

Operator: RING ENERGY, INC.
Field Name: PANOMA
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
12/2013	0	0	15,433	0	12,347	0.00	1.35	16,668
Grand Total:		0	15,433	0	12,347	0.00	1.35	16,668

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2013	4,592	1,336	10,740	0	10,740	10,740	10,366
Grand Total:	4,592	1,336	10,740	0	10,740	10,740	10,366

Discount Present Worth:

0.00 %	10,740
10.00 %	10,366
20.00 %	10,039
30.00 %	9,750
40.00 %	9,491
50.00 %	9,259
60.00 %	9,048
70.00 %	8,855
80.00 %	8,679
90.00 %	8,516
100.00 %	8,365

Economic Dates:

Effective Date	01/2013
Calculated Limit	12/2013
Economic Life	12 Months
	1 Year 0 Months

Economics Information:

Net Payout Date:	01/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	0	151,122
Historic Gross	0	134,248
Gross at Eff Date	0	135,689
Remaining Gross	0	15,433
Remaining Net	0	12,347

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

Initial Division of Interest:

			NRI	ORI
WI:	100.000000	Oil:	80.000000	0.000000
		Gas:	80.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:41 PM

Lease Name: A & S NO. 1-27 ()
County, ST: FINNEY, KS
Location: 27S-31W-25

Operator: RING ENERGY, INC.
Field Name: PANOMA



A & S NO. 1-27 - PANOMA
10,000
1,000
100
Monthly Rate
2008
2009
2010
2011
2012
2013
2014
2015
Time
RING ENERGY, INC.
LORNA 1-25
SW NW 25 26S-31W
Finnwy County, Kansas

Economic Limit: 12/2013
Economic Life: 12 mo
Future Net Revenue: $10,740
Present Worth: $10,366
Rate of Return: >100 %
Return on Invest: 0.00
Payout Date: n/a

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 0 bbl
Rem Oil (Decline): 0 bbl
Ult Oil (Decline): 0 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 1,416 mcf
Gas at Economic Limit: 1,164 mcf
Rem Gas (Decline): 15,433 mcf
Ult Gas (Decline): 151,122 mcf
Gas Decline at Eff Date: 19.21 %
Cum Gas at Eff Date: 135,689 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl

Date: 1/23/2013 Time: 6:39 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Lease Name: K&G 1-27 ()
County, ST: FINNEY, KS
Location: 26S-31W-27

Operator: RING ENERGY, INC.
Field Name: PANOMA
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
08/2013	0	0	4,643	0	3,715	0.00	1.35	5,015
Grand Total:		0	4,643	0	3,715	0.00	1.35	5,015

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
08/2013	0	402	4,613	0	4,613	4,613	4,455
Grand Total:	0	402	4,613	0	4,613	4,613	4,455

Discount Present Worth:

0.00 %	4,613
10.00 %	4,455
20.00 %	4,316
30.00 %	4,193
40.00 %	4,083
50.00 %	3,985
60.00 %	3,895
70.00 %	3,813
80.00 %	3,738
90.00 %	3,669
100.00 %	3,604

Economic Dates:

Effective Date	01/2013
Calculated Limit	08/2013
Economic Life	8 Months
	0 Years 8 Months

Economics Information:

Net Payout Date:	01/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	0	50,511
Historic Gross	0	45,248
Gross at Eff Date	0	45,868
Remaining Gross	0	4,643
Remaining Net	0	3,715

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

Initial Division of Interest:

			NRI	ORI
WI:	100.000000	Oil:	80.000000	0.000000
		Gas:	80.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:40 PM

Lease Name: K&G 1-27 ()
County, ST: FINNEY, KS
Location: 26S-31W-27

Operator: RING ENERGY, INC.
Field Name: PANOMA



K&G 1-27 - PANOMA
RING ENERGY, INC.
K&G NO, 1-27
NW NW SW 27 26S-31W
Finnwy County, Kansas
10,000
1,000
100
10
2008
2009
2010
2011
2012
2013
2014
2015
Monthly Rate
Time

Economic Limit: 08/2013
Economic Life: 8 mo
Future Net Revenue: $4,613
Present Worth: $4,455
Rate of Return: >100 %
Return on Invest: 0.00
Payout Date: n/a

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 0 bbl
Rem Oil (Decline): 0 bbl
Ult Oil (Decline): 0 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 611 mcf
Gas at Economic Limit: 551 mcf
Rem Gas (Decline): 4,643 mcf
Ult Gas (Decline): 50,511 mcf
Gas Decline at Eff Date: 16.12 %
Cum Gas at Eff Date: 45,868 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl

Date: 1/23/2013 Time: 6:39 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Lease Name: Loma No. 1-25 ()
County, ST: FINNEY, KS
Location: 26S-31W-25

Operator: RING ENERGY, INC.
Field Name: PANOMA
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
08/2013	0	0	6,032	0	4,826	0.00	1.35	6,515
Grand Total:		0	6,032	0	4,826	0.00	1.35	6,515

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
08/2013	0	522	5,993	0	5,993	5,993	5,788
Grand Total:	0	522	5,993	0	5,993	5,993	5,788

Discount Present Worth:

0.00 %	5,993
10.00 %	5,788
20.00 %	5,608
30.00 %	5,449
40.00 %	5,307
50.00 %	5,179
60.00 %	5,063
70.00 %	4,957
80.00 %	4,860
90.00 %	4,770
100.00 %	4,687

Economic Dates:

Effective Date	01/2013
Calculated Limit	08/2013
Economic Life	8 Months
	0 Years 8 Months

Economics Information:

Net Payout Date:	01/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Initial Division of Interest:

			NRI	ORI
WI: 100.000000		Oil:	80.000000	0.000000
		Gas:	80.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	0	76,828
Historic Gross	0	69,980
Gross at Eff Date	0	70,796
Remaining Gross	0	6,032
Remaining Net	0	4,826

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

Date: 1/23/2013 Time: 6:39 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Lease Name: K&G 1-27 ()
County, ST: FINNEY, KS
Location: 26S-31W-27

Operator: RING ENERGY, INC.
Field Name: PANOMA
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
08/2013	0	0	4,643	0	3,715	0.00	1.35	5,015
Grand Total:		0	4,643	0	3,715	0.00	1.35	5,015

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
08/2013	0	402	4,613	0	4,613	4,613	4,455
Grand Total:	0	402	4,613	0	4,613	4,613	4,455

Discount Present Worth:

0.00 %	4,613
10.00 %	4,455
20.00 %	4,316
30.00 %	4,193
40.00 %	4,083
50.00 %	3,985
60.00 %	3,895
70.00 %	3,813
80.00 %	3,738
90.00 %	3,669
100.00 %	3,604

Economic Dates:

Effective Date	01/2013
Calculated Limit	08/2013
Economic Life	8 Months
	0 Years 8 Months

Economics Information:

Net Payout Date:	01/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Initial Division of Interest:

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	0	50,511
Historic Gross	0	45,248
Gross at Eff Date	0	45,868
Remaining Gross	0	4,643
Remaining Net	0	3,715

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

			NRI	ORI
WI:	100.000000	Oil:	80.000000	0.000000
		Gas:	80.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:40 PM

Lease Name: K&G 1-27 ()
County, ST: FINNEY, KS
Location: 26S-31W-27

Operator: RING ENERGY, INC.
Field Name: PANOMA

K&G 1-27 - PANOMA



RING ENERGY, INC.
K&G NO, 1-27
NW NW SW 27 26S-31W
Finnwy County, Kansas
Monthly Rate
10,000
1,000
100
10
2008
2009
2010
2011
2012
2013
2014
2015
Time

Economic Limit: 08/2013
Economic Life: 8 mo
Future Net Revenue: $4,613
Present Worth: $4,455
Rate of Return: >100 %
Return on Invest: 0.00
Payout Date: n/a

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 0 bbl
Rem Oil (Decline): 0 bbl
Ult Oil (Decline): 0 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 611 mcf
Gas at Economic Limit: 551 mcf
Rem Gas (Decline): 4,643 mcf
Ult Gas (Decline): 50,511 mcf
Gas Decline at Eff Date: 16.12 %
Cum Gas at Eff Date: 45,868 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl

Date: 1/23/2013 Time: 6:39 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Lease Name: Loma No. 1-25 ()
County, ST: FINNEY, KS
Location: 26S-31W-25

Operator: RING ENERGY, INC.
Field Name: PANOMA
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
08/2013	0	0	6,032	0	4,826	0.00	1.35	6,515
Grand Total:		0	6,032	0	4,826	0.00	1.35	6,515

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
08/2013	0	522	5,993	0	5,993	5,993	5,788
Grand Total:	0	522	5,993	0	5,993	5,993	5,788

Discount Present Worth:

0.00 %	5,993
10.00 %	5,788
20.00 %	5,608
30.00 %	5,449
40.00 %	5,307
50.00 %	5,179
60.00 %	5,063
70.00 %	4,957
80.00 %	4,860
90.00 %	4,770
100.00 %	4,687

Economic Dates:

Effective Date	01/2013
Calculated Limit	08/2013
Economic Life	8 Months
	0 Years 8 Months

Economics Information:

Net Payout Date:	01/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Initial Division of Interest:

			NRI	ORI
WI:	100.000000	Oil:	80.000000	0.000000
		Gas:	80.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	0	76,828
Historic Gross	0	69,980
Gross at Eff Date	0	70,796
Remaining Gross	0	6,032
Remaining Net	0	4,826

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

Date: 1/23/2013

SUMMARY PROVED UNDEVELOPED

Time: 6:49 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Summary Lease Report

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
12/2013	1	7,186	0	5,461	0	88.72	0.00	484,530
12/2014	3	16,668	0	12,668	0	88.72	0.00	1,123,869
12/2015	3	14,417	0	10,957	0	88.72	0.00	972,085
12/2016	3	12,761	0	9,698	0	88.72	0.00	860,429
12/2017	3	11,235	0	8,538	0	88.72	0.00	757,512
12/2018	3	9,891	0	7,517	0	88.72	0.00	666,907
12/2019	3	8,708	0	6,618	0	88.72	0.00	587,141
12/2020	3	7,666	0	5,826	0	88.72	0.00	516,918
12/2021	3	6,749	0	5,130	0	88.72	0.00	455,094
12/2022	3	5,942	0	4,516	0	88.72	0.00	400,666
12/2023	3	5,232	0	3,976	0	88.72	0.00	352,748
12/2024	3	4,606	0	3,500	0	88.72	0.00	310,563
12/2025	3	4,055	0	3,082	0	88.72	0.00	273,423
12/2026	3	3,570	0	2,713	0	88.72	0.00	240,725
12/2027	3	3,143	0	2,389	0	88.72	0.00	211,938
Remainder:		12,293	0	9,343	0	88.72	0.00	828,905
Grand Total:		134,122	0	101,933	0	88.72	0.00	9,043,455

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2013	28,500	39,261	416,769	1,995,000	-1,578,231	-1,578,231	-1,473,431
12/2014	85,500	91,066	947,303	0	947,303	-630,928	819,691
12/2015	85,500	78,767	807,818	0	807,818	176,891	634,869
12/2016	85,500	69,720	705,209	0	705,209	882,100	503,931
12/2017	85,500	61,381	610,632	0	610,632	1,492,732	396,687
12/2018	85,500	54,039	527,368	0	527,368	2,020,100	311,458
12/2019	85,500	47,576	454,066	0	454,066	2,474,166	243,794
12/2020	85,500	41,885	389,532	0	389,532	2,863,698	190,138
12/2021	85,500	36,876	332,718	0	332,718	3,196,416	147,647
12/2022	85,500	32,466	282,700	0	282,700	3,479,117	114,052
12/2023	85,500	28,583	238,666	0	238,666	3,717,782	87,538
12/2024	85,500	25,165	199,898	0	199,898	3,917,680	66,658
12/2025	85,500	22,155	165,767	0	165,767	4,083,448	50,256
12/2026	85,500	19,506	135,719	0	135,719	4,219,167	37,410
12/2027	85,500	17,173	109,265	0	109,265	4,328,432	27,384
Remainder:	508,250	67,165	253,490	0	253,490	4,581,922	51,042
Grand Total:	1,733,750	732,783	6,576,922	1,995,000	4,581,922	4,581,922	2,209,124

Discount Present Worth:

0.00 %	4,581,922
10.00 %	2,209,124
20.00 %	1,141,279
30.00 %	574,433
40.00 %	239,443
50.00 %	26,755
60.00 %	-115,129
70.00 %	-213,132
80.00 %	-282,512
90.00 %	-332,463
100.00 %	-368,809

Economic Dates:

Effective Date	01/2013
Calculated Limit	03/2034
Economic Life	255 Months
	21 Years 3 Months

Economics Information:

Net Payout Date:	10/2015
Rate of Return:	51.61 %
Return on Investment:	3.30
Disc Return on Invest:	2.19

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	134,122	0
Historic Gross	0	0
Gross at Eff Date	0	0
Remaining Gross	134,122	0
Remaining Net	101,933	0

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:50 PM

Summary Lease Report



RING ENERGY, INC.
TOTAL KANSAS PROVED UNDEVELOPED
FINNEY AND GRAY COUNTY, KANSAS
Monthly Rate
10,000
1,000
100
10
2013
2016
2019
2022
2025
2028
2031
2034
2037
2040
Time

Economic Limit: 03/2034
Economic Life: 255 mo
Future Net Revenue: $4,581,922
Present Worth: $2,209,124
Rate of Return: 51.612 %
Return on Invest: 3.30
Payout Date: 10/2015

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 39 bbl
Rem Oil (Decline): 134,122 bbl
Ult Oil (Decline): 134,122 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 0 mcf
Gas at Economic Limit: 0 mcf
Rem Gas (Decline): 0 mcf
Ult Gas (Decline): 0 mcf
Gas Decline at Eff Date: 0.00 %
Cum Gas at Eff Date: 0 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl

Date: 1/23/2013 Time: 6:48 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Lease Name: Kansas PUD1 45MBO Vertical ()
County, ST: Gray, KS
Location: 27S-30W-32

Operator: RING ENERGY, INC.
Field Name: NW RENEGADE
Reserve Type/Class: Proved/Undeveloped, Non-Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
12/2013	0	2,802	0	2,130	0	88.72	0.00	188,961
12/2014	1	5,352	0	4,067	0	88.72	0.00	360,841
12/2015	1	4,787	0	3,638	0	88.72	0.00	322,749
12/2016	1	4,245	0	3,227	0	88.72	0.00	286,258
12/2017	1	3,730	0	2,835	0	88.72	0.00	251,482
12/2018	1	3,277	0	2,490	0	88.72	0.00	220,931
12/2019	1	2,879	0	2,188	0	88.72	0.00	194,092
12/2020	1	2,529	0	1,922	0	88.72	0.00	170,513
12/2021	1	2,222	0	1,688	0	88.72	0.00	149,798
12/2022	1	1,952	0	1,483	0	88.72	0.00	131,600
12/2023	1	1,715	0	1,303	0	88.72	0.00	115,613
12/2024	1	1,506	0	1,145	0	88.72	0.00	101,568
12/2025	1	1,323	0	1,006	0	88.72	0.00	89,229
12/2026	1	1,163	0	884	0	88.72	0.00	78,389
12/2027	1	1,021	0	776	0	88.72	0.00	68,866
Remainder:		3,841	0	2,919	0	88.72	0.00	258,962
Grand Total:		44,342	0	33,700	0	88.72	0.00	2,989,855

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2013	11,875	15,311	161,775	665,000	-503,225	-503,225	-474,442
12/2014	28,500	29,239	303,103	0	303,103	-200,123	262,138
12/2015	28,500	26,152	268,097	0	268,097	67,974	210,675
12/2016	28,500	23,195	234,563	0	234,563	302,537	167,618
12/2017	28,500	20,377	202,605	0	202,605	505,142	131,622
12/2018	28,500	17,902	174,530	0	174,530	679,671	103,077
12/2019	28,500	15,727	149,865	0	149,865	829,536	80,466
12/2020	28,500	13,817	128,196	0	128,196	957,733	62,576
12/2021	28,500	12,138	109,160	0	109,160	1,066,893	48,442
12/2022	28,500	10,663	92,437	0	92,437	1,159,330	37,294
12/2023	28,500	9,368	77,745	0	77,745	1,237,075	28,516
12/2024	28,500	8,230	64,838	0	64,838	1,301,913	21,622
12/2025	28,500	7,230	53,499	0	53,499	1,355,412	16,220
12/2026	28,500	6,352	43,538	0	43,538	1,398,950	12,001
12/2027	28,500	5,580	34,786	0	34,786	1,433,736	8,719
Remainder:	161,500	20,983	76,478	0	76,478	1,510,215	15,528
Grand Total:	572,375	242,265	2,175,215	665,000	1,510,215	1,510,215	732,073

Discount Present Worth:

0.00 %	1,510,215
10.00 %	732,073
20.00 %	377,607
30.00 %	187,616
40.00 %	74,354
50.00 %	1,826
60.00 %	-46,980
70.00 %	-81,005
80.00 %	-105,334
90.00 %	-123,045
100.00 %	-136,094

Economic Dates:

Effective Date	01/2013
Calculated Limit	08/2033
Economic Life	248 Months
	20 Years 8 Months

Economics Information:

Net Payout Date:	09/2015
Rate of Return:	50.31 %
Return on Investment:	3.27
Disc Return on Invest:	2.17

Initial Division of Interest:

			NRI	ORI
WI:	95.000000	Oil:	76.000000	0.000000
		Gas:	76.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	44,342	0
Historic Gross	0	0
Gross at Eff Date	0	0
Remaining Gross	44,342	0
Remaining Net	33,700	0

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:48 PM

Lease Name: Kansas PUD1 45MBO Vertical ()
County, ST: Gray, KS
Location: 27S-30W-32

Operator: RING ENERGY, INC.
Field Name: NW RENEGADE

Kansas PUD1 45MBO Vertical - NW RENEGADE


RING ENERGY, INC.
PROVED UNDEVELOPED 1
NW RENEGADE FIELD
GRAY COUNTY, KANSAS
Monthly Rate
1,000
100
10
2013
2016
2019
2022
2025
2028
2031
2034
2037
Time

Economic Limit: 08/2033
Economic Life: 248 mo
Future Net Revenue: $1,510,215
Present Worth: $732,073
Rate of Return: 50.313 %
Return on Invest: 3.27
Payout Date: 09/2015

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 38 bbl
Rem Oil (Decline): 44,342 bbl
Ult Oil (Decline): 44,342 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 0 mcf
Gas at Economic Limit: 0 mcf
Rem Gas (Decline): 0 mcf
Ult Gas (Decline): 0 mcf
Gas Decline at Eff Date: 0.00 %
Cum Gas at Eff Date: 0 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl

Date: 1/23/2013 Time: 6:47 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Lease Name: Kansas PUD2 45MBO Vertical ()
County, ST: Gray, KS
Location: 27S-30W-32

Operator: RING ENERGY, INC.
Field Name: NW RENEGADE
Reserve Type/Class: Proved/Undeveloped, Non-Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
12/2013	0	2,371	0	1,802	0	88.72	0.00	159,838
12/2014	1	5,477	0	4,163	0	88.72	0.00	369,311
12/2015	1	4,799	0	3,647	0	88.72	0.00	323,595
12/2016	1	4,262	0	3,239	0	88.72	0.00	287,380
12/2017	1	3,761	0	2,858	0	88.72	0.00	253,560
12/2018	1	3,318	0	2,522	0	88.72	0.00	223,721
12/2019	1	2,927	0	2,225	0	88.72	0.00	197,393
12/2020	1	2,583	0	1,963	0	88.72	0.00	174,163
12/2021	1	2,279	0	1,732	0	88.72	0.00	153,667
12/2022	1	2,011	0	1,528	0	88.72	0.00	135,583
12/2023	1	1,774	0	1,348	0	88.72	0.00	119,628
12/2024	1	1,565	0	1,190	0	88.72	0.00	105,550
12/2025	1	1,381	0	1,050	0	88.72	0.00	93,128
12/2026	1	1,219	0	926	0	88.72	0.00	82,169
12/2027	1	1,075	0	817	0	88.72	0.00	72,499
Remainder:		4,375	0	3,325	0	88.72	0.00	295,014
Grand Total:		45,178	0	34,335	0	88.72	0.00	3,046,198

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2013	9,500	12,951	137,386	665,000	-527,614	-527,614	-492,601
12/2014	28,500	29,925	310,886	0	310,886	-216,728	268,957
12/2015	28,500	26,221	268,875	0	268,875	52,147	211,298
12/2016	28,500	23,286	235,594	0	235,594	287,741	168,348
12/2017	28,500	20,546	204,515	0	204,515	492,255	132,857
12/2018	28,500	18,128	177,093	0	177,093	669,348	104,587
12/2019	28,500	15,995	152,898	0	152,898	822,246	82,091
12/2020	28,500	14,112	131,551	0	131,551	953,797	64,211
12/2021	28,500	12,452	112,716	0	112,716	1,066,513	50,018
12/2022	28,500	10,986	96,097	0	96,097	1,162,610	38,768
12/2023	28,500	9,693	81,434	0	81,434	1,244,044	29,868
12/2024	28,500	8,553	68,497	0	68,497	1,312,541	22,840
12/2025	28,500	7,546	57,082	0	57,082	1,369,623	17,305
12/2026	28,500	6,658	47,011	0	47,011	1,416,634	12,958
12/2027	28,500	5,875	38,124	0	38,124	1,454,758	9,554
Remainder:	178,125	23,905	92,984	0	92,984	1,547,743	18,581
Grand Total:	586,625	246,831	2,212,743	665,000	1,547,743	1,547,743	739,639

Discount Present Worth:

0.00 %	1,547,743
10.00 %	739,639
20.00 %	379,080
30.00 %	188,698
40.00 %	76,606
50.00 %	5,651
60.00 %	-41,554
70.00 %	-74,072
80.00 %	-97,026
90.00 %	-113,499
100.00 %	-125,441

Economic Dates:

Effective Date	01/2013
Calculated Limit	03/2034
Economic Life	255 Months
	21 Years 3 Months

Economics Information:

Net Payout Date:	10/2015
Rate of Return:	51.01 %
Return on Investment:	3.33
Disc Return on Invest:	2.19

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	45,178	0
Historic Gross	0	0
Gross at Eff Date	0	0
Remaining Gross	45,178	0
Remaining Net	34,335	0

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

Initial Division of Interest:

			NRI	ORI
WI:	95.000000	Oil:	76.000000	0.000000
		Gas:	76.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:47 PM

Lease Name: Kansas PUD2 45MBO Vertical ()
County, ST: Gray, KS
Location: 27S-30W-32

Operator: RING ENERGY, INC.
Field Name: NW RENEGADE



Kansas PUD2 45MBO Vertical - NW RENEGADE
RING ENERGY, INC.
PROVED UNDEVELOPED 2
NW RENEGADE FIELD
GRAY COUNTY, KANSAS
Monthly Rate
1,000
100
10
2013
2016
2019
2022
2025
2028
2031
2034
2037
Time

Economic Limit: 03/2034
Economic Life: 255 mo
Future Net Revenue: $1,547,743
Present Worth: $739,639
Rate of Return: 51,010 %
Return on Invest: 3.33
Payout Date: 10/2015

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 39 bbl
Rem Oil (Decline): 45,178 bbl
Ult Oil (Decline): 45,178 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 0 mcf
Gas at Economic Limit: 0 mcf
Rem Gas (Decline): 0 mcf
Ult Gas (Decline): 0 mcf
Gas Decline at Eff Date: 0.00 %
Cum Gas at Eff Date: 0 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl

Date: 1/23/2013 Time: 6:46 PM

Annual CashFlow Report

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Lease Name: Kansas PUD3 45MBO Vertical ()
County, ST: Gray, KS
Location: 27S-30W-32

Operator: RING ENERGY, INC.
Field Name: NW RENEGADE
Reserve Type/Class: Proved/Undeveloped, Non-Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
12/2013	0	2,013	0	1,530	0	88.72	0.00	135,732
12/2014	1	5,839	0	4,438	0	88.72	0.00	393,717
12/2015	1	4,831	0	3,672	0	88.72	0.00	325,741
12/2016	1	4,253	0	3,233	0	88.72	0.00	286,792
12/2017	1	3,744	0	2,846	0	88.72	0.00	252,470
12/2018	1	3,296	0	2,505	0	88.72	0.00	222,255
12/2019	1	2,902	0	2,205	0	88.72	0.00	195,657
12/2020	1	2,554	0	1,941	0	88.72	0.00	172,241
12/2021	1	2,249	0	1,709	0	88.72	0.00	151,628
12/2022	1	1,980	0	1,505	0	88.72	0.00	133,482
12/2023	1	1,743	0	1,324	0	88.72	0.00	117,508
12/2024	1	1,534	0	1,166	0	88.72	0.00	103,445
12/2025	1	1,351	0	1,026	0	88.72	0.00	91,065
12/2026	1	1,189	0	904	0	88.72	0.00	80,167
12/2027	1	1,047	0	795	0	88.72	0.00	70,573
Remainder:		4,077	0	3,099	0	88.72	0.00	274,929
Grand Total:		44,602	0	33,898	0	88.72	0.00	3,007,402

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2013	7,125	10,998	117,608	665,000	-547,392	-547,392	-506,388
12/2014	28,500	31,903	333,314	0	333,314	-214,077	288,596
12/2015	28,500	26,395	270,847	0	270,847	56,769	212,896
12/2016	28,500	23,238	235,053	0	235,053	291,822	167,965
12/2017	28,500	20,457	203,512	0	203,512	495,335	132,208
12/2018	28,500	18,009	175,746	0	175,746	671,081	103,794
12/2019	28,500	15,854	151,303	0	151,303	822,384	81,237
12/2020	28,500	13,957	129,785	0	129,785	952,169	63,350
12/2021	28,500	12,286	110,842	0	110,842	1,063,011	49,187
12/2022	28,500	10,816	94,166	0	94,166	1,157,177	37,990
12/2023	28,500	9,522	79,486	0	79,486	1,236,663	29,154
12/2024	28,500	8,382	66,563	0	66,563	1,303,226	22,196
12/2025	28,500	7,379	55,186	0	55,186	1,358,412	16,731
12/2026	28,500	6,496	45,171	0	45,171	1,403,583	12,451
12/2027	28,500	5,718	36,354	0	36,354	1,439,938	9,111
Remainder:	168,625	22,277	84,027	0	84,027	1,523,965	16,933
Grand Total:	574,750	243,687	2,188,965	665,000	1,523,965	1,523,965	737,413

Discount Present Worth:

0.00 %	1,523,965
10.00 %	737,413
20.00 %	384,592
30.00 %	198,119
40.00 %	88,484
50.00 %	19,278
60.00 %	-26,594
70.00 %	-58,055
80.00 %	-80,152
90.00 %	-95,919
100.00 %	-107,274

Economic Dates:

Effective Date	01/2013
Calculated Limit	11/2033
Economic Life	251 Months
	20 Years 11 Months

Economics Information:

Net Payout Date:	10/2015
Rate of Return:	53.74 %
Return on Investment:	3.29
Disc Return on Invest:	2.20

Initial Division of Interest:

			NRI	ORI
WI:	95.000000	Oil:	76.000000	0.000000
		Gas:	76.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	44,602	0
Historic Gross	0	0
Gross at Eff Date	0	0
Remaining Gross	44,602	0
Remaining Net	33,898	0

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

Rate/Time Graph

Project: c:\documents and settings\windows xp\my documents\ihs\powertools\projects v9.1\stanford check.mdb

Date: 1/23/2013
Time: 6:46 PM

Lease Name: Kansas PUD3 45MBO Vertical ()
County, ST: Gray, KS
Location: 27S-30W-32

Operator: RING ENERGY, INC.
Field Name: NW RENEGADE

Kansas PUD3 45MBO Vertical - NW RENEGADE



Monthly Rate
1,000
100
10
2013
2016
2019
2022
2025
2028
2031
2034
2037
Time
RING ENERGY, INC.
PROVED UNDEVELOPED 3
NW RENEGADE FIELD
GRAY COUNTY, KANSAS

Economic Limit: 11/2033
Economic Life: 251 mo
Future Net Revenue: $1,523,965
Present Worth: $737,413
Rate of Return: 53.737 %
Return on Invest: 3.29
Payout Date: 10/2015

Oil at Effective Date: 0 bbl
Oil at Economic Limit: 39 bbl
Rem Oil (Decline): 44,602 bbl
Ult Oil (Decline): 44,602 bbl
Oil Decline at Eff Date: 0.00 %
Cum Oil at Eff Date: 0 bbl

Gas at Effective Date: 0 mcf
Gas at Economic Limit: 0 mcf
Rem Gas (Decline): 0 mcf
Ult Gas (Decline): 0 mcf
Gas Decline at Eff Date: 0.00 %
Cum Gas at Eff Date: 0 mcf

Water at Effective Date: 0 bbl
Water at Economic Limit: 0 bbl
Rem Water (Decline): 0 bbl
Ult Water (Decline): 0 bbl
Water Decline at Eff Date: 0.00 %
Cum Water at Eff Date: 0 bbl

Inj at Effective Date: 0 bbl
Inj at Economic Limit: 0 bbl
Rem Inj (Decline): 0 bbl
Ult Inj (Decline): 0 bbl
Inj Decline at Eff Date: 0.00 %
Cum Inj at Eff Date: 0 bbl